UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2015 (March 16, 2015)

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55146 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

On the date indicated below, Inland Real Estate Income Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”), through its wholly owned subsidiaries, acquired fee simple interests in the following retail properties (dollar amounts stated in millions, except for per square foot amounts):

Property Name	Date Acquired	Total Square Feet	Approx. Purchase Price Paid at Closing	Cap Rate (1)	Approx. Annualized Base Rent (2)	Weighted Average Annualized Base Rent per Square Foot (2)	Weighted Average Remain- ing Lease Term in Years (3)	Financial Occu- pancy (4)	Phy- sical Occu- upancy (5)
Retail Properties
Kite Portfolio (Phase III)
Eastside Junction -- Athens, AL	3/16/15	79,700	$12.3	6.6%	$0.9	$12.04	9 years	91.0%	91.0%

Prattville Town Center -- Prattville, AL	3/16/15	168,842	$33.3	6.6%	$2.6	$14.66	4 years	98.9%	98.9%

Fairgrounds Crossing -- Hot Springs, AR	3/16/15	155,127	$29.2	6.6%	$2.0	$13.15	5 years	98.7%	98.7%

Regal Court -- Shreveport, LA	3/16/15	363,174	$50.4	6.6%	$3.4	$10.37	6 years	95.8%	95.8%

The Shops at Hawk Ridge -- St. Louis, MO	3/16/15	75,951	$12.7	6.6%	$0.9	$12.15	5 years	100%	100%

Whispering Ridge -- Omaha, NE	3/16/15	69,676	$15.8	6.6%	$1.0	$14.24	4 years	100%	100%

Walgreens Plaza -- Jacksonville, NC	3/16/15	42,219	$13.7	6.6%	$0.9	$21.51	14 years	95.6%	95.6%

(1)	The capitalization rate, or “cap rate,” is on a portfolio basis, not on an individual property basis. We determined the cap rate of the Kite Portfolio (defined below) by dividing the Kite Portfolio’s aggregate annualized net operating income (“NOI”) existing at the date we entered into the purchase and sale agreement by the contract purchase price of the Kite Portfolio (excluding amounts payable under earnout agreements as of the date of acquisition). NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies.
(2)	Annualized base rent is calculated by annualizing the current, in-place monthly base rent for leases, including any tenant concessions, such as rent abatement or allowances, that may have been granted. Annualized base rent is as of the date of acquisition.
(3)	This represents the weighted average remaining lease term as of the date of acquisition.
(4)	As used herein, Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased. Additionally, it includes existing unoccupied space subject to earnout agreements. Financial Occupancy is as of the date of acquisition.
(5)	Physical Occupancy is as of the date of acquisition.

We acquired the seven properties described in this current report on Form 8-K from a portfolio of 16 retail properties from Kite Realty Group Trust (together, the “Kite Portfolio”), as described in our current report filed with the Securities and Exchange Commission (the “SEC”) on September 19, 2014. One property from the Kite Portfolio was acquired in November, 2014 and seven properties from the Kite Portfolio were acquired in December, 2014, as described in our current reports on Form 8-K filed with the SEC on November 28, 2014, December 22, 2014 and December 29, 2014 and amended current report on Form 8-K/A filed with the SEC on February 6, 2015. We have exercised our right to exclude the one remaining property, Village at Bay Park, from the transaction and accordingly will not acquire Village at Bay Park.

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Eastside Junction. On March 16, 2015, we indirectly acquired a fee simple interest in a 79,700 square foot retail center known as Eastside Junction, located in Athens, Alabama. We purchased Eastside Junction from Kite Realty Group Trust, an unaffiliated third party, for approximately $12.3 million, plus closing costs of approximately $35,000. We funded approximately $6.0 million of the purchase price with proceeds from our offering. At closing, we assumed a loan secured by a first mortgage on the property, with a remaining principal balance of approximately $6.3 million, representing the remainder of the purchase price. The terms of the loan are discussed below under Item 2.03.

The property was constructed in 2008. As of March 16, 2015, Eastside Junction was 91.0% occupied and leased to 10 tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately nine years. There are two tenants occupying greater than 10% of the total gross leasable area of the property. Publix, a grocery store, leases 45,600 square feet, or approximately 57% of the total gross leasable area of the property, and pays annual base rent of approximately $431,000, or approximately 51% of total annual base rent of the property based on leases in place as of March 16, 2015. Publix’s lease expires on December 31, 2028, and there are eight five-year renewal options with escalating rents, which may be exercised at the option of Publix as set forth in the lease. Pet Depot, a pet supply store, leases 8,400 square feet, or approximately 11% of the total gross leasable area of the property, and pays annual base rent of approximately $97,000, or approximately 11% of total annual base rent of the property based on leases in place as of March 16, 2015. Pet Depot’s lease expires on November 30, 2018, and there is one five-year renewal option with escalating rent, which may be exercised at the option of Pet Depot as set forth in the lease. The other tenants leasing at least 2,000 square feet are Las Trojas Mexican Restaurant, Results Physiotherapy and Ombudsman Educational Services.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2015 through 2024 and the approximate rentable square feet represented by the applicable lease expirations at the property as of March 16, 2015.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2015	1	1,620	29,160	3.3%
2016	-	-	-	-
2017	1	2,625	57,516	6.7%
2018	2	10,900	147,668	18.3%
2019	4	5,985	123,015	18.7%
2020	-	-	-	-
2021	-	-	-	-
2022	-	-	-	-
2023	1	5,810	117,885	21.5%
2024	-	-	-	-

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2014	91%	$12.04
2013	96%	$12.18
2012	93%	$11.79
2011	93%	$11.79
2010	93%	$11.79

We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements in the foreseeable future. As of March 16, 2015, there were four competitive shopping centers located within approximately three and five miles of the property. As of March 16, 2015, within a five mile radius of the property the population was over 32,300 and the average household income within the same radius was over $64,300.

Real estate taxes assessed for the fiscal year ended December 31, 2014, were approximately $66,500. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by a tax rate of 4.0%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 5 to 20 years, respectively.

Prattville Town Center. On March 16, 2015, we indirectly acquired a fee simple interest in a 168,842 square foot retail center known as Prattville Town Center, located in Prattville, Alabama. We purchased Prattville Town Center from Kite Realty Group Trust, an unaffiliated third party, for approximately $33.3 million, plus closing costs of approximately $85,000. We funded approximately $17.4 million of the purchase price with proceeds from our offering. At closing, we assumed a loan secured by a first mortgage on the property, with a remaining principal balance of approximately $15.9 million, representing the remainder of the purchase price. The terms of the loan are discussed below under Item 2.03.

The property was constructed in 2007. As of March 16, 2015, Prattville Town Center was 98.9% occupied and leased to 21 tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately four years. The property is shadow anchored by a Target and a Home Depot that we will not acquire and will not own. There are four tenants occupying greater than 10% of the total gross leasable area of the property. Ross Dress for Less, a national off-priced department store chain, leases 30,060 square feet, or approximately 18% of the total gross leasable area of the property, and pays annual base rent of approximately $299,000, or approximately 12% of total annual base rent of the property based on leases in place as of March 16, 2015. Ross Dress for Less’ lease expires on January 31, 2018, and there are four five-year renewal options with escalating rents, which may be exercised at the option of Ross Dress for Less as set forth in the lease. TJ Maxx, a national department store chain, leases 26,000 square feet, or approximately 15% of the total gross leasable area of the property, and pays annual base rent of approximately $239,000, or approximately 10% of total annual base rent of the property based on leases in place as of March 16, 2015. TJ Maxx’s lease expires on July 31, 2017, and there are three five-year renewal options with escalating rents, which may be exercised at the option of TJ Maxx as

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set forth in the lease. Office Depot, a national office supply company, leases 20,222 square feet, or approximately 12% of the total gross leasable area of the property, and pays annual base rent of approximately $212,000, or approximately 9% of total annual base rent of the property based on leases in place as of March 16, 2015. Office Depot’s lease expires on December 31, 2022, and there are three five-year renewal options with escalating rents, which may be exercised at the option of Office Depot as set forth in the lease. Petsmart, a national pet supply store, leases 20,260 square feet, or approximately 12% of the total gross leasable area of the property, and pays annual base rent of approximately $268,000, or approximately 11% of total annual base rent of the property based on leases in place as of March 16, 2015. Petsmart’s lease expires on January 31, 2018, and there are four five-year renewal options with escalating rents, which may be exercised at the option of Petsmart as set forth in the lease. The other tenants leasing at least 2,000 square feet are Rack Room Shoes, Kirkland’s, Lane Bryant, Hibbett Sporting Goods, Books-A-Million, Habaneros Mexican Restaurant, Beef O’Brady’s, Five Guys Burgers & Fries, Moe’s Southwest Grill, Verizon Wireless, McAlister’s Deli and Cici’s Pizza.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2015 through 2024 and the approximate rentable square feet represented by the applicable lease expirations at the property as of March 16, 2015.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2015	-	-	-	-
2016	2	7,000	176,702	6.7%
2017	8	53,410	1,016,593	40.3%
2018	5	68,210	860,108	74.9%
2019	1	1,600	38,000	4.5%
2020	-	-	-	-
2021	-	-	-	-
2022	2	26,222	331,131	57.7%
2023	-	-	-	-
2024	2	3,600	110,568	45.1%

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

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The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2014	99%	$14.66
2013	98%	$14.21
2012	99%	$14.24
2011	88%	$14.71
2010	88%	$12.92

We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements in the foreseeable future. As of March 16, 2015, there were 11 and 21 competitive shopping centers located within approximately three and five miles of the property, respectively. As of March 16, 2015, within a five mile radius of the property the population was over 30,000 and the average household income within the same radius was over $60,000.

Real estate taxes assessed for the fiscal year ended December 31, 2014, were approximately $159,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by a tax rate of 3.2%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 5 to 20 years, respectively.

Fairgrounds Crossing. On March 16, 2015, we indirectly acquired a fee simple interest in a 155,127 square foot retail center known as Fairgrounds Crossing, located in Hot Springs, Arkansas. We purchased Fairgrounds Crossing from Kite Realty Group Trust, an unaffiliated third party, for approximately $29.2 million, plus closing costs of approximately $75,000. We funded approximately $15.7 million of the purchase price with proceeds from our offering. At closing, we assumed a loan secured by a first mortgage on the property, with a remaining principal balance of approximately $13.5 million, representing the remainder of the purchase price. The terms of the loan are discussed below under Item 2.03.

The property was constructed in 2011. As of March 16, 2015, Fairgrounds Crossing was 98.7% occupied and leased to 14 tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately five years. The property is shadow anchored by a Sam’s Club that we will not acquire and will not own. There are four tenants occupying greater than 10% of the total gross leasable area of the property. Best Buy, a multinational consumer electronics retailer, leases 29,825 square feet, or approximately 19% of the total gross leasable area of the property, and pays annual base rent of approximately $375,000, or approximately 19% of total annual base rent of the property based on leases in place as of March 16, 2015. Best Buy’s lease expires on January 31, 2020, and there are five five-year renewal options with escalating rents, which may be exercised at the option of Best Buy as set forth in the lease. Bed Bath & Beyond, a national merchandise retail store, leases 23,400 square feet, or approximately 15% of the total gross leasable area of the property, and pays annual base rent of approximately $211,000, or approximately 11% of total annual base rent of the property based on leases in place as of March 16, 2015. Bed Bath & Beyond’s lease expires on January 31, 2020, and there are four five-year renewal options with escalating rents, which may be exercised at the option of Bed Bath & Beyond as set forth in the lease. Michaels, a national arts and crafts retail chain, leases 21,164 square feet,

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or approximately 14% of the total gross leasable area of the property, and pays annual base rent of approximately $233,000, or approximately 12% of total annual base rent of the property based on leases in place as of March 16, 2015. Michaels’ lease expires on February 29, 2020, and there are four five-year renewal options with escalating rents, which may be exercised at the option of Michaels as set forth in the lease. Dick’s Sporting Goods, a national sporting goods store, leases 39,978 square feet, or approximately 26% of the total gross leasable area of the property, and pays annual base rent of approximately $424,000, or approximately 21% of total annual base rent of the property based on leases in place as of March 16, 2015. Dick’s Sporting Goods’ lease expires on January 31, 2020, and there are four five-year renewal options with escalating rents, which may be exercised at the option of Dick’s Sporting Goods as set forth in the lease. The other tenants leasing at least 2,000 square feet are Lifeway Christian Stores, Mattress Overstock, Petsmart, AT&T Mobility, Orange Leaf Frozen Yogurt, Newk’s Express Café and Purple Cow.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2015 through 2024 and the approximate rentable square feet represented by the applicable lease expirations at the property as of March 16, 2015.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2015	-	-	-	-
2016	5	11,106	241,173	11.8%
2017	1	2,388	59,700	3.3%
2018	-	-	-	-
2019	-	-	-	-
2020	6	129,813	1,556,743	89.1%
2021	1	5,580	80,910	42.4%
2022	1	4,200	109,746	100.0%
2023	-	-	-	-
2024	-	-	-	-

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2014	99%	$13.15
2013	99%	$13.01
2012	99%	$13.01
2011	97%	$12.65
*The first year of occupancy was 2011.

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We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements in the foreseeable future. As of March 16, 2015, there were 17 and 22 competitive shopping centers located within approximately three and five miles of the property, respectively. As of March 16, 2015, within a five mile radius of the property the population was over 54,000 and the average household income within the same radius was over $42,000.

Real estate taxes assessed for the fiscal year ended December 31, 2014, were approximately $147,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by a tax rate of 4.1%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 5 to 20 years, respectively.

Regal Court. On March 16, 2015, we indirectly acquired a fee simple interest in a 363,174 square foot retail center known as Regal Court, located in Shreveport, Louisiana. We purchased Regal Court from Kite Realty Group Trust, an unaffiliated third party, for approximately $50.4 million, plus closing costs of approximately $125,000. We funded 100% of the purchase price paid at the closing with proceeds from our offering.

The property was constructed in 2008. As of March 16, 2015, Regal Court was 95.8% occupied and leased to 22 tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately six years. There are three tenants occupying greater than 10% of the total gross leasable area of the property. JC Penney, a national department store, ground leases 102,851 square feet, or approximately 28% of the total gross leasable area of the property, and pays annual base rent of approximately $400,000, or approximately 12% of total annual base rent of the property based on leases in place as of March 16, 2015. JC Penney’s lease expires on January 31, 2028, and there are five 10-year renewal options with escalating rents, which may be exercised at the option of JC Penney as set forth in the lease. Kohl’s, a national department store retail chain, ground leases 88,904 square feet, or approximately 24% of the total gross leasable area of the property, and pays annual base rent of approximately $375,000, or approximately 11% of total annual base rent of the property based on leases in place as of March 16, 2015. Kohl’s lease expires on January 31, 2028, and there are six five-year renewal options with escalating rents, which may be exercised at the option of Kohl’s as set forth in the lease. Dick’s Sporting Goods, a national sporting goods store, leases 45,142 square feet, or approximately 12% of the total gross leasable area of the property, and pays annual base rent of approximately $596,250, or approximately 17% of total annual base rent of the property based on leases in place as of March 16, 2015. Dick’s Sporting Goods’ lease expires on January 31, 2019, and there are four five-year renewal options with escalating rents, which may be exercised at the option of Dick’s Sporting Goods as set forth in the lease. The other tenants leasing at least 2,000 square feet are DSW Shoe Warehouse, Ulta Salon, Kirkland’s, Party City, Massage Envy, Bath & Body Works, Rue21, Alfred Angelo Bridal, Logan’s Roadhouse (ground lease), TGI Fridays’ (ground lease), Five Star Nail Salon & Spa, Sake Sushi, Smashburger, Vitamin Shoppe, Newk’s Express Café, Buffalo Wild Wings (ground lease) and AT&T Mobility.

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The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2015 through 2024 and the approximate rentable square feet represented by the applicable lease expirations at the property as of March 16, 2015.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2015	2	4,060	103,320	3.0%
2016	2	7,290	216,410	6.5%
2017	2	20,600	366,993	11.8%
2018	4	17,987	454,737	16.5%
2019	5	64,642	1,068,281	46.0%
2020	-	-	-	-
2021	-	-	-	-
2022	1	7,200	151,250	12.0%
2023	2	8,050	249,810	22.5%
2024	-	-	-	-

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2014	90%	$10.37
2013	91%	$10.41
2012	96%	$10.28
2011	99%	$10.58
2010	98%	$10.45

We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements in the foreseeable future. As of March 16, 2015, there were 16 and 28 competitive shopping centers located within approximately three and five miles of the property, respectively. As of March 16, 2015, within a five mile radius of the property the population was over 137,000 and the average household income within the same radius was over $59,000.

Real estate taxes assessed for the fiscal year ended December 31, 2014, were approximately $606,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by an average tax rate of 12.6%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 5 to 20 years, respectively.

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The Shops at Hawk Ridge. On March 16, 2015, we indirectly acquired a fee simple interest in a 75,951 square foot retail center known as The Shops at Hawk Ridge, located in St. Louis, Missouri. We purchased The Shops at Hawk Ridge from Kite Realty Group Trust, an unaffiliated third party, for approximately $12.7 million, plus closing costs of approximately $35,000. We funded 100% of the purchase price paid at the closing with proceeds from our offering.

The property was constructed in 2008. As of March 16, 2015, The Shops at Hawk Ridge was 100% occupied and leased to six tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately five years. The property is shadow anchored by a Super Wal-Mart and a Lowe’s Home Center that we will not acquire and will not own. There are two tenants occupying greater than 10% of the total gross leasable area of the property. The Sports Authority, a national sporting goods retailer, leases 42,081 square feet, or approximately 55% of the total gross leasable area of the property, and pays annual base rent of approximately $543,000, or approximately 59% of total annual base rent of the property based on leases in place as of March 16, 2015. The Sports Authority’s lease expires on January 31, 2019, and there are four five-year renewal options with escalating rents, which may be exercised at the option of The Sports Authority as set forth in the lease. TJ Maxx, a national department store chain, leases 24,000 square feet, or approximately 32% of the total gross leasable area of the property, and pays annual base rent of approximately $234,000, or approximately 25% of total annual base rent of the property based on leases in place as of March 16, 2015. TJ Maxx’s lease expires on September 30, 2021, and there are four five-year renewal options with escalating rents, which may be exercised at the option of TJ Maxx as set forth in the lease. The other tenants leasing at least 2,000 square feet are Borello Orthodontics and Image Makers Salon, LTD.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2015 through 2024 and the approximate rentable square feet represented by the applicable lease expirations at the property as of March 16, 2015.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2015	1	4,520	63,000	6.8%
2016	2	3,000	50,557	5.8%
2017	-	-	-	-
2018	1	2,350	36,425	4.4%
2019	1	42,081	542,845	68.8%
2020	-	-	-	-
2021	1	24,000	246,000	100.0%
2022	-	-	-	-
2023	-	-	-	-
2024	-	-	-	-

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

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The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2014	100%	$12.15
2013	98%	$12.07
2012	98%	$12.03
2011	100%	$12.07
2010	63%	$13.07

We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements in the foreseeable future. As of March 16, 2015, there were 14 and 29 competitive shopping centers located within approximately three and five miles of the property, respectively. As of March 16, 2015, within a five mile radius of the property the population was over 97,000 and the average household income within the same radius was over $85,000.

Real estate taxes assessed for the fiscal year ended December 31, 2014, were approximately $160,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by a tax rate of 7.2%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 5 to 20 years, respectively.

Whispering Ridge. On March 16, 2015, we indirectly acquired a fee simple interest in a 69,676 square foot retail center known as Whispering Ridge, located in Omaha, Nebraska. We purchased Whispering Ridge from Kite Realty Group Trust, an unaffiliated third party, for approximately $15.8 million, plus closing costs of approximately $40,000. We funded 100% of the purchase price paid at the closing with proceeds from our offering.

The property was constructed in 2008. As of March 16, 2015, Whispering Ridge was 100% occupied and leased to two tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately four years. The property is shadow anchored by a Super Target that we will not acquire and will not own. There are two tenants occupying greater than 10% of the total gross leasable area of the property. The Sports Authority, a national sporting goods retailer, leases 41,960 square feet, or approximately 60% of the total gross leasable area of the property, and pays annual base rent of approximately $546,000, or approximately 55% of total annual base rent of the property based on leases in place as of March 16, 2015. The Sports Authority’s lease expires on January 31, 2019, and there are four five-year renewal options with escalating rents, which may be exercised at the option of The Sports Authority as set forth in the lease. Petsmart, a national pet supply store, leases 27,716 square feet, or approximately 40% of the total gross leasable area of the property, and pays annual base rent of approximately $447,000, or approximately 45% of total annual base rent of the property based on leases in place as of March 16, 2015. Petsmart’s lease expires on May 31, 2019, and there are five five-year renewal options with escalating rents, which may be exercised at the option of Petsmart as set forth in the lease.

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The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2015 through 2024 and the approximate rentable square feet represented by the applicable lease expirations at the property as of March 16, 2015.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2015	-	-	-	-
2016	-	-	-	-
2017	-	-	-	-
2018	-	-	-	-
2019	2	69,676	992,226	100%
2020	-	-	-	-
2021	-	-	-	-
2022	-	-	-	-
2023	-	-	-	-
2024	-	-	-	-

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2014	100%	$14.24
2013	100%	$13.84
2012	100%	$13.84
2011	100%	$13.84
2010	100%	$13.84

We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements in the foreseeable future. As of March 16, 2015, there were 19 and 47 competitive shopping centers located within approximately three and five miles of the property, respectively. As of March 16, 2015, within a five mile radius of the property the population was over 135,000 and the average household income within the same radius was over $98,000.

Real estate taxes assessed for the fiscal year ended December 31, 2014, were approximately $215,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by a tax rate of 2.3%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 5 to 20 years, respectively.

11

Walgreens Plaza. On March 16, 2015, we indirectly acquired a fee simple interest in a 42,219 square foot retail center known as Walgreens Plaza, located in Jacksonville, North Carolina. We purchased Walgreens Plaza from Kite Realty Group Trust, an unaffiliated third party, for approximately $13.7 million, plus closing costs of approximately $35,000. We funded approximately $9.0 million of the purchase price with proceeds from our offering. At closing, we assumed a loan secured by a first mortgage on the property, with a remaining principal balance of approximately $4.7 million, representing the remainder of the purchase price. The terms of the loan are discussed below under Item 2.03.

The property was constructed in 2010. As of March 16, 2015, Walgreens Plaza was 95.6% occupied and leased to seven tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately 14 years. There are two tenants occupying greater than 10% of the total gross leasable area of the property. Walgreens, a national drug retailing chain, leases 14,820 square feet, or approximately 35% of the total gross leasable area of the property, and pays annual base rent of approximately $540,000, or approximately 62% of total annual base rent of the property based on leases in place as of March 16, 2015. Walgreens’ lease expires on May 31, 2086, there are no renewal options, and Walgreens has the right to terminate the lease as of May 31, 2036. L-3 Communications, a telecommunication and defense supplier, leases 12,959 square feet, or approximately 31% of the total gross leasable area of the property, and pays annual base rent of approximately $195,000, or approximately 22% of total annual base rent of the property based on leases in place as of March 16, 2015. L-3 Communications’ lease expires on March 31, 2015, and there is one five-year renewal option with escalating rent, which may be exercised at the option of L-3 Communications as set forth in the lease.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2015 through 2024 and the approximate rentable square feet represented by the applicable lease expirations at the property as of March 16, 2015.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2015	1	12,959	194,385	22.2%
2016	-	-	-	-
2017	1	1,875	19,200	2.8%
2018	1	1,843	18,429	2.8%
2019	2	3,750	53,795	8.2%
2020	1	5,097	58,819	9.8%
2021	-	-	-	-
2022	-	-	-	-
2023	-	-	-	-
2024	-	-	-	-

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

12

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2014	83%	$23.14
2013	88%	$22.19
2012	84%	$22.82
2011	84%	$22.80
2010	40%	$14.79

We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements in the foreseeable future. As of March 16, 2015, there were two and 11 competitive shopping centers located within approximately three and five miles of the property, respectively. As of March 16, 2015, within a five mile radius of the property the population was over 57,000 and the average household income within the same radius was over $56,000.

Real estate taxes assessed for the fiscal year ended December 31, 2014, were approximately $18,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by a tax rate of 0.6%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 5 to 20 years, respectively.

The information set forth above in this Item 2.01 does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached as exhibits to this Current Report as Exhibits 10.1, 10.2, 10.7, 10.11, 10.13–10.16, which are incorporated into this Item 2.01 by reference.

13

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On the date indicated below, we, through our wholly owned subsidiaries, assumed the following loans that are secured by a first priority mortgage on the noted properties (dollar amounts stated in millions):

Property Name	Date of Financing	Approximate Outstanding Principal Balance (1)	Approximate Amount Due and Payable at Maturity (2)	Interest per Annum (%)	Maturity Date

Eastside Junction	3/16/15	$6.3	$6.3	4.60%	6/1/22
– Athens, AL

Prattville Town Center	3/16/15	$15.9	$15.9	5.475%	5/1/21
– Prattville, AL

Fairgrounds Crossing	3/16/15	$13.5	$13.5	5.2075%	10/6/21
– Hot Springs, AR

Walgreens Plaza	3/16/15	$4.7	$4.7	5.304%	7/1/21
– Jacksonville, NC

(1)	Our debt obligations are as of the date of financing.
(2)	Amount assumes that no payment has been made on principal in advance of the due date of that payment.

Eastside Junction. On March 16, 2015, we, through our wholly owned subsidiary and the owner of Eastside Junction, IREIT Athens Eastside, L.L.C. (the “Eastside Junction Subsidiary”), assumed a loan with PNC Bank, National Association from KRG Athens Eastside, LLC. The remaining principal amount of the loan was equal to approximately $6.3 million as of the date of the assumption. The loan is secured by a first priority mortgage on Eastside Junction.

The loan bears interest at a fixed rate of 4.60% per annum. The maturity date on the loan is June 1, 2022. Interest only is due and payable in arrears on each payment date until but not including the payment date occurring in July, 2017. On the payment date occurring in July, 2017 and on each payment date thereafter, principal and interest in the amount equal to $32,142.80 is due and payable. Prepayment of debt in whole, but not in part, is allowed after November 30, 2015, provided certain conditions are met, including the payment of the applicable prepayment consideration, if any, set forth in the loan agreement. The loan may be prepaid at par beginning March 1, 2022. Provided no principal payments are made during the term of the loan, approximately $6.3 million will be due and payable at the maturity date.

14

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents.  The loan documents also contain various customary events of default. If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender. In the event of a default, the Eastside Junction Subsidiary will be required to pay a default interest rate per annum equal to the lesser of the maximum rate permitted by applicable law or 5% per annum above the interest rate.

We have guaranteed the obligations or liabilities of the Eastside Junction Subsidiary to lender for any losses, costs or damages arising out of or in connection with, among other things, (i) any fraud, material misrepresentation, willful misrepresentation, gross negligence or willful misconduct of the Company, the Eastside Junction Subsidiary or their affiliates; (ii) any physical waste of the property; and (iii) the breach of any representation or warranty concerning environmental laws. We have also guaranteed to lender the payment of the entire amount of the debt upon the occurrence of certain specified events, including, among other things, (i) the transfer of property without lender’s consent to the extent required by the loan documents and (ii) the Eastside Junction Subsidiary’s failure to satisfy the excess cash deposit requirements upon the occurrence and during the continuance of certain triggering events, commencing on the earlier of an event of default or Publix not being in occupancy and open for business at the property.

Prattville Town Center. On March 16, 2015, we, through our wholly owned subsidiary and the owner of Prattville Town Center, IREIT Prattville Legends, L.L.C. (the “Prattville Legends Subsidiary”), assumed a loan with Wells Fargo Bank, National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5, Commercial Mortgage Pass-Through Certificates, Series 2011-C5, from KRG Prattville Legends, LLC. The remaining principal amount of the loan was equal to approximately $15.9 million as of the date of the assumption. The loan is secured by a first priority mortgage on Prattville Town Center.

The loan bears interest at a fixed rate of 5.475% per annum. The maturity date on the loan is May 1, 2021. The loan requires the Prattville Legends Subsidiary to make monthly payments of interest only until the maturity date, on which date the outstanding principal balance of the loan plus all accrued and unpaid interest will be due. However, in the event certain debt service covenant levels are not maintained, as defined in the loan documents, the entity would be required to begin making monthly principal and interest payments. Prepayment of debt in whole, but not in part, is allowed, provided certain conditions are met, including the payment of the applicable prepayment consideration, if any, set forth in the loan agreement. The loan may be prepaid at par after the payment date which is three months prior to the maturity date. Provided no principal payments are made during the term of the loan, approximately $15.9 million will be due and payable at the maturity date.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents.  The loan documents also contain various customary events of default. If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender. In the event of a default, the Prattville Legends Subsidiary will be required to pay a default interest rate per annum equal to the lesser of the maximum rate permitted by applicable law or 5% per annum above the interest rate.

15

We have guaranteed the obligations or liabilities of the Prattville Legends Subsidiary to lender for any losses, costs or damages arising out of or in connection with, among other things, (i) any fraud, intentional misrepresentation, gross negligence or willful misconduct of the Company or the Prattville Legends Subsidiary; (ii) any material physical waste of the property; and (iii) the removal or disposal of any portion of the property after an event of default. We have also guaranteed to lender the payment of the entire amount of the debt upon the occurrence of certain specified events, including, among other things, the transfer of property without lender’s consent to the extent required by the loan documents.

Fairgrounds Crossing. On March 16, 2015, we, through our wholly owned subsidiary and the owner of Fairgrounds Crossing, IREIT Hot Springs Fairgrounds, L.L.C. (the “Fairgrounds Crossing Subsidiary”), assumed a loan with Wells Fargo Bank, National Association, as Trustee for the Registered Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GC6 from KRG Hot Springs Fairgrounds, LLC. The remaining principal amount of the loan was equal to approximately $13.5 million as of the date of the assumption. The loan is secured by a first priority mortgage on Fairgrounds Crossing.

The loan bears interest at a fixed rate of 5.2075% per annum. The maturity date on the loan is October 6, 2021. The loan requires the Fairgrounds Crossing Subsidiary to make monthly payments of interest only until the maturity date, on which date the outstanding principal balance of the loan plus all accrued and unpaid interest will be due. However, in the event certain debt service covenant levels are not maintained, as defined in the loan documents, the entity would be required to begin making monthly principal and interest payments. Prepayment of debt in whole, but not in part, is allowed, provided certain conditions are met, including the payment of the applicable prepayment consideration, if any, set forth in the loan agreement. The loan may be prepaid at par during the final three interest accrual periods prior to the maturity date. Prepayments resulting from casualty or condemnation as described in the loan documents are also allowed. Provided no principal payments are made during the term of the loan, approximately $13.5 million will be due and payable at the maturity date.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents.  The loan documents also contain various customary events of default. If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender. In the event of a default, the Fairgrounds Crossing Subsidiary will be required to pay a default interest rate per annum equal to the greater of 5% per annum above the interest rate and 1% per annum above the prime rate from time to time, provided that such rate does not exceed the maximum rate permitted by applicable law.

We have guaranteed the obligations or liabilities of the Fairgrounds Crossing Subsidiary to lender for any losses, costs or damages arising out of or in connection with, among other things, (i) any fraud, willful material misrepresentation or willful misconduct of the Company, the Fairgrounds Crossing Subsidiary or their affiliates; (ii) any material physical waste of the property; and (iii) removal of personal property from the property during or in anticipation of an event of default. We have also guaranteed to lender the payment of the entire amount of the debt upon the occurrence of certain specified events, including, among other things, any unauthorized transfer of the property or any other collateral in violation of the loan documents.

16

Walgreens Plaza. On March 16, 2015, we, through our wholly owned subsidiary and the owner of Walgreens Plaza, IREIT Jacksonville Richlands, L.L.C. (the “Walgreens Plaza Subsidiary”), assumed a loan with Wells Fargo Bank, National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5, Commercial Mortgage Pass-Through Certificates, Series 2011-C5 from KRG Jacksonville Richlands, LLC. The remaining principal amount of the loan was equal to approximately $4.7 million as of the date of the assumption. The loan is secured by a first priority mortgage on Walgreens Plaza.

The loan bears interest at a fixed rate of 5.304% per annum. The maturity date on the loan is July 1, 2021. The loan requires the Walgreens Plaza Subsidiary to make monthly payments of interest only until the maturity date, on which date the outstanding principal balance of the loan plus all accrued and unpaid interest will be due. However, in the event certain debt service covenant levels are not maintained, as defined in the loan documents, the entity would be required to begin making monthly principal and interest payments. Prepayment of debt in whole, but not in part, is allowed, provided certain conditions are met, including the payment of the applicable prepayment consideration, if any, set forth in the loan agreement. The loan may be prepaid at par after the payment date which is three months prior to the maturity date. Provided no principal payments are made during the term of the loan, approximately $4.7 million will be due and payable at the maturity date.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents.  The loan documents also contain various customary events of default. If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender. In the event of a default, the Walgreens Plaza Subsidiary will be required to pay a default interest rate per annum equal to the lesser of the maximum rate permitted by applicable law or 5% per annum above the interest rate.

We have guaranteed the obligations or liabilities of the Walgreens Plaza Subsidiary to lender for any losses, costs or damages arising out of or in connection with, among other things, (i) any fraud, intentional misrepresentation, gross negligence or willful misconduct of the Company or the Walgreens Plaza Subsidiary; (ii) any material physical waste of the property; and (iii) the removal or disposal of any portion of the property after an event of default. We have also guaranteed to lender the payment of the entire amount of the debt upon the occurrence of certain specified events, including, among other things, the transfer of property without lender’s consent to the extent required by the loan documents.

The information set forth above in this Item 2.03 does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached as exhibits to this Current Report as Exhibits 10.3–10. 6, 10.8–10.10, 10.12, 10.17–10.19, which are incorporated into this Item 2.03 by reference.

17

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Kite Portfolio II	Page

Independent Auditors’ Report	F-1

Combined Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2014 (unaudited) and the year ended December 31, 2013	F-2

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2014 (unaudited) and the year ended December 31, 2013	F-3

(b) Pro forma financial information.

18

(d) Exhibits.

10.1	Purchase and Sale Agreement, dated September 16, 2014, by and among Inland Real Estate Income Trust, Inc. and the subsidiaries of Kite Realty Group Trust party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K as filed by the Registrant with the Securities and Exchange Commission on September 19, 2014 (file number 000-55146)).

10.2	Assignment and Assumption of Leases and Security Deposits (Prattville Town Center), dated as of March 16, 2015, by and between KRG PRATTVILLE LEGENDS, LLC and IREIT PRATTVILLE LEGENDS, L.L.C.

10.3	Consent and Assumption Agreement with Release (Prattville Town Center), dated as of March 16, 2015, by and among KRG PRATTVILLE LEGENDS, LLC, KITE REALTY GROUP, L.P., KITE REALTY GROUP TRUST, IREIT PRATTVILLE LEGENDS, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.4	Joinder Agreement (Prattville Town Center), dated as of March 16, 2015, by INLAND REAL ESTATE INCOME TRUST, INC. in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.5	Environmental Indemnity Agreement (Prattville Town Center), dated as of March 16, 2015, by IREIT PRATTVILLE LEGENDS, L.L.C. and INLAND REAL ESTATE INCOME TRUST, INC. in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.6	Guaranty Agreement (Prattville Town Center) executed as of March 16, 2015, by INLAND REAL ESTATE INCOME TRUST, INC. for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.7	Assignment and Assumption of Leases and Security Deposits (Walgreens Plaza), dated as of March 16, 2015, by and between KRG JACKSONVILLE RICHLANDS, LLC and IREIT JACKSONVILLE RICHLANDS, L.L.C.
19

10.8	Consent and Assumption Agreement with Release (Walgreens Plaza), dated as of March 16, 2015, by and between KRG JACKSONVILLE RICHLANDS, LLC, KITE REALTY GROUP, L.P., KITE REALTY GROUP TRUST, IREIT JACKSONVILLE RICHLANDS, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.9	Guaranty Agreement (Walgreens Plaza) executed as of March 16, 2015, by INLAND REAL ESTATE INCOME TRUST, INC. for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASSTHROUGH CERTIFICATES, SERIES 2011-C5.

10.10	Environmental Indemnity Agreement (Walgreens Plaza), dated as of March 16, 2015, by IREIT JACKSONVILLE RICHLANDS, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.11	Assignment and Assumption of Leases and Security Deposits (Fairgrounds Crossing), dated as of March 16, 2015, by and between KRG HOT SPRINGS FAIRGROUNDS, LLC and IREIT HOT SPRINGS FAIRGROUNDS, L.L.C.

10.12	Assumption Agreement (Fairgrounds Crossing), dated as of March 16, 2015, by and between KRG HOT SPRINGS FAIRGROUNDS, LLC and IREIT HOT SPRINGS FAIRGROUNDS, L.L.C., KITE REALTY GROUP, L.P., INLAND REAL ESTATE INCOME TRUST, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASSTHROUGH CERTIFICATES, SERIES 2012-GC6.

10.13	Assignment and Assumption of Leases and Security Deposits (Hawk Ridge), dated as of March 16, 2015, by and between KRG LAKE ST. LOUIS HAWK RIDGE, LLC and IREIT LAKE ST. LOUIS HAWK RIDGE, L.L.C.

10.14	Assignment and Assumption of Leases and Security Deposits (Whispering Ridge), dated as of March 16, 2015, by and between KRG OMAHA WHISPERING RIDGE, LLC, and RE INCOME OMAHA WHISPERING RIDGE, L.L.C.

10.15	Assignment and Assumption of Leases and Security Deposits (Regal Court), dated as of March 16, 2015, by and between KRG SHREVEPORT REGAL COURT, LLC, and IREIT SHREVEPORT REGAL COURT, L.L.C.

10.16	Assignment and Assumption of Leases and Security Deposits (Eastside Junction), dated as of March 16, 2015, by and between KRG ATHENS EASTSIDE, LLC, and IREIT ATHENS EASTSIDE, L.L.C.
20

10.17	Guaranty of Recourse Obligations of Borrower (Eastside Junction), executed as of March 16, 2015, by INLAND REAL ESTATE INCOME TRUST, INC., in favor of PNC BANK, NATIONAL ASSOCIATION.

10.18	Environmental Indemnity Agreement (Eastside Junction), dated as of March 16, 2015, by IREIT ATHENS EASTSIDE, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC., in favor of PNC BANK, NATIONAL ASSOCIATION.

10.19	Consent and Assumption Agreement with Limited Release (Eastside Junction), dated as of March 16, 2015, by and among KRG ATHENS EASTSIDE, LLC, KITE REALTY GROUP, L.P., IREIT ATHENS EASTSIDE, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and PNC BANK, NATIONAL ASSOCIATION.

21

Index to Financial Statements
Page
Kite Portfolio II

Independent Auditors’ Report	F-1

Combined Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2014 (unaudited) and the year ended December 31, 2013	F-2

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2014 (unaudited) and the year ended December 31, 2013	F-3

Inland Real Estate Income Trust, Inc.

Pro forma Consolidated Balance Sheet as of September 30, 2014 (unaudited)	F-6

Notes to Pro forma Consolidated Balance Sheet as of September 30, 2014 (unaudited)	F-8

Pro forma Consolidated Statement of Operations and Other Comprehensive Loss for the nine months ended September 30, 2014 (unaudited)	F-10

Notes to Pro forma Consolidated Statement of Operations and Other Comprehensive Loss for the nine months ended September 30, 2014 (unaudited)	F-12

Pro forma Consolidated Statement of Operations for the year ended December 31, 2013 (unaudited)	F-15

Notes to Pro forma Consolidated Statement of Operations for the year ended December 31, 2013 (unaudited)	F-17

Independent Auditors' Report

The Board of Directors

Inland Real Estate Income Trust, Inc.:

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses of Kite Portfolio II for the year ended December 31, 2013, and the related notes (the combined historical summary).

Management’s Responsibility for the Combined Historical Summary

Management is responsible for the preparation and fair presentation of this combined historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined historical summary that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the combined historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined historical summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined historical summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined historical summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Kite Portfolio II for the year ended December 31, 2013, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to Note 2 to the combined historical summary, which describes that the accompanying combined historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Inland Real Estate Income Trust, Inc.) and is not intended to be a complete presentation of Kite Portfolio II’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

Chicago, Illinois

March 20, 2015

F-1

KITE PORTFOLIO II

Combined Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period ended September 30, 2014 (unaudited)

and Year ended December 31, 2013

	Nine months ended September 30, 2014 (unaudited)	Year Ended December 31, 2013
Gross income:
Rental income	$8,589,874	$11,385,596
Operating expense, insurance and real estate tax recoveries	1,801,244	2,597,750
Other property income	43,226	43,908
Total gross income	10,434,344	14,027,254
Direct operating expenses
Property operating expenses	1,455,316	2,192,521
Real estate taxes	1,044,542	1,420,755
Interest expense	1,620,990	2,180,503
Total direct operating expenses	4,120,848	5,793,779
Excess of gross income over direct operating expenses	$6,313,496	$8,233,475

See accompanying notes to combined historical summary of gross income and direct operating expenses.

F-2

KITE PORTFOLIO II

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2014 (unaudited) and

Year Ended December 31, 2013

(1)           Business

On the respective dates indicated below, Inland Real Estate Income Trust, Inc. (“the Company”), through various wholly-owned subsidiaries, acquired the following seven properties (“the Properties” or “Kite Portfolio II”) from subsidiaries of Kite Realty Group (“Kite”). The Properties were previously owned by subsidiaries of Inland Diversified Real Estate Trust, Inc. (“IDIV”), a corporation that had the same sponsor as the Company. IDIV merged into a Kite subsidiary on July 1, 2014.

Property Name	Location	Square Feet (unaudited)	Number of Tenants	Close Date
Eastside Junction	Athens, AL	79,700	10	3/16/15
Fairgrounds Crossing	Hot Springs, AR	155,127	14	3/16/15
Prattville Town Center	Prattville, AL	168,842	21	3/16/15
Regal Court	Shreveport, LA	363,174	22	3/16/15
Shops at Hawk Ridge	St. Louis, MO	75,951	6	3/16/15
Walgreens Plaza	Jacksonville, NC	42,219	7	3/16/15
Whispering Ridge	Omaha, NE	69,676	2	3/16/15

(2)           Basis of Presentation

The Combined Historical Summary of Gross Income and Direct Operating Expenses (“Combined Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (“SEC”) Regulation S-X and for inclusion in the Form 8-K of Inland Real Estate Income Trust, Inc., to be filed with the SEC and is not intended to be a complete presentation of the Properties’ revenues and expenses. The Combined Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates. The Combined Historical Summary is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Properties were acquired from an unaffiliated party; and (2) based on due diligence of the Properties conducted by the Company, management is not aware of any material factors related to the Properties that would cause this financial information not to be indicative of future operating results.

The unaudited Combined Historical Summary for the nine months ended September 30, 2014 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of Inland Real Estate Income Trust, Inc., all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Combined Historical Summary for the nine months ended September 30, 2014 is not necessarily indicative of the expected results for the entire year ended December 31, 2014.

F-3

KITE PORTFOLIO II

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2014 (unaudited) and

Year Ended December 31, 2013

(3)           Gross Income

The Properties lease retail space under various lease agreements with their tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. If collectability issues exist, rental income may be recognized on a cash basis. Related adjustments increased base rental income by $59,488 (unaudited) for the nine months ended September 30, 2014 and increased base rental income by $71,207 for the year ended December 31, 2013.

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from under one year to approximately 22 years, as of December 31, 2013, are as follows:

Year:
2014	$11,035,516
2015	10,718,213
2016	10,187,947
2017	9,627,455
2018	7,943,466
Thereafter	28,103,217
$77,615,814

F-4

KITE PORTFOLIO II

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2014 (unaudited) and

Year Ended December 31, 2013

(4)    Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Combined Historical Summary.

As of the acquisitions date, the Company assumed $40,303,000 of mortgage debt secured by four properties, with a weighted average interest rate of 5.23% for the nine months ended September 30, 2014 (unaudited) and the year ended December 31, 2013. Interest expense as reported in the Combined Historical Summary of Gross Income and Direct Operating Expenses includes interest incurred for the nine months ended September 30, 2014 and for the year ended December 31, 2013 relating to such assumed debt.

(5)    Management Fees

Inland Diversified Real Estate Services provided property management services to the Properties. Inland Diversified Real Estate Services charged a management fee ranging from 3.0% to 4.5% of collected revenue earned by the Properties. The Properties incurred management fees of $447,106 (unaudited) and $632,350, which are included in property operating expenses for the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively.

(6)    Subsequent Events

Subsequent to September 30, 2014, and through March 20, 2015, the date through which management evaluated subsequent events and on which date the Combined Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

F-5

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Balance Sheet

September 30, 2014

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions and related financings had occurred on September 30, 2014.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2014, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the acquisition of seven properties in the Kite Portfolio II. Eastside Junction, Fairgrounds Crossing, Prattville Town Center, Regal Court, Shops at Hawk Ridge, Walgreens Plaza and Whispering Ridge were acquired on March 16, 2015.

F-6

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Balance Sheet

September 30, 2014

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
ASSETS
Net investment properties (C)	$258,257,963	$155,413,449	$413,671,412
Cash and cash equivalents (E)	122,111,783	88,175,708	210,287,491
Investment in unconsolidated entity	185,812	-	185,812
Accounts and rent receivable	1,162,526	-	1,162,526
Acquired lease intangibles, net (C) (D)	25,494,234	22,606,279	48,100,513
Deferred loan fees, net	1,229,172	748,125	1,977,297
Other assets	2,121,374	-	2,121,374
Total assets	$410,562,864	$266,943,561	$677,506,425

LIABILITIES AND EQUITY
Liabilities:
Mortgage and notes payable (C)	$127,060,918	$43,777,109	$170,838,027
Accounts payable and accrued expenses (F)	2,472,432	250,000	2,722,432
Distributions payable	1,446,264	-	1,446,264
Acquired below market lease intangibles, net (C) (D)	5,888,566	7,191,566	13,080,132
Deferred investment property acquisition obligations	3,189,376	-	3,189,376
Due to related parties	3,712,854	-	3,712,854
Prepaid rent and other liabilities	2,769,719	-	2,769,719
Total liabilities	146,540,129	51,218,675	197,758,804

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.001 par value, 40,000,000 shares authorized, none outstanding	-	-	-
Common stock, $.001 par value, 1,460,000,000 shares authorized, 20,000 shares issued and outstanding (G)	31,466	23,945	55,411
Additional paid in capital (G)	280,138,947	215,700,941	495,839,888
Accumulated distributions and net loss (H)	(15,605,409)	-	(15,605,409)
Accumulated other comprehensive loss	(542,269)	-	(542,269)
Total stockholders’ equity	264,022,735	215,724,886	479,747,621
Total liabilities and stockholders’ equity	$410,562,864	$266,943,561	$677,506,425

See accompanying notes to pro forma consolidated balance sheet.

F-7

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Balance Sheet

September 30, 2014

(Unaudited)

(A)	The historical column represents the Company’s Consolidated Balance Sheet as of September 30, 2014 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	The pro forma adjustments column includes adjustments related to the acquisition of Eastside Junction, Fairgrounds Crossing, Prattville Town Center, Regal Court, Shops at Hawk Ridge, Walgreens Plaza and Whispering Ridge on March 16, 2015, and the related mortgage financing and is detailed below as follows:

Property Name	Net investment properties	Intangible assets, net	Intangible liabilities, net	Mortgage and notes payable (including mortgage premium)
Eastside Junction	$10,675,687	$1,913,180	$42,987	$6,538,310
Fairgrounds Crossing	28,731,985	3,800,173	2,325,873	14,462,315
Prattville Town Center	33,055,542	3,904,476	1,673,215	17,888,015
Regal Court	44,822,250	6,901,123	1,359,737	-
Shops at Hawk Ridge	12,074,454	1,884,636	1,237,817	-
Walgreens Plaza	11,352,646	2,674,208	125,502	4,888,469
Whispering Ridge	14,700,885	1,528,483	426,435	-
Total	$155,413,449	$22,606,279	$7,191,566	$43,777,109

(C)	The pro forma adjustments reflect the acquisitions and mortgage financing of Eastside Junction, Fairgrounds Crossing, Prattville Town Center, Regal Court, Shops at Hawk Ridge, Walgreens Plaza and Whispering Ridge by the Company. No pro forma adjustments have been made for prorations as the amounts are not significant.

Property Name	Land	Buildings and improvements	Acquired lease intangibles	Acquired below market lease intangibles	Mortgage Premium	Total
Eastside Junction	$2,384,329	$8,291,358	$1,913,180	$(42,987)	$(268,310)	$12,277,570
Fairgrounds Crossing	6,159,988	22,571,997	3,800,173	(2,325,873)	(1,009,315)	29,196,970
Prattville Town Center	5,272,977	27,782,565	3,904,476	(1,673,215)	(1,958,015)	33,328,788
Regal Court	6,039,178	38,783,072	6,901,123	(1,359,737)	-	50,363,636
Shops at Hawk Ridge	1,336,834	10,737,620	1,884,636	(1,237,817)	-	12,721,273
Walgreens Plaza	2,703,894	8,648,752	2,674,208	(125,502)	(238,469)	13,662,883
Whispering Ridge	4,177,315	10,523,570	1,528,483	(426,435)	-	15,802,933
Total	$28,074,515	$127,338,934	$22,606,279	$(7,191,566)	$(3,474,109)	$167,354,053

Allocations are preliminary and subject to change.

F-8

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Balance Sheet (continued)

September 30, 2014

(Unaudited)

(D)	Acquired lease intangibles represent above and below market leases and the difference between the property valued with existing in-place leases and the property valued as if vacant. The value of the acquired intangibles will be amortized over the lease term. Allocations are preliminary and are subject to change.

(E)	Pro forma cash adjustment represents the cash received from the issuance of equity through March 16, 2015 less the pro forma net acquisition price of investments in real estate.

(F)	Estimated accrued acquisition related costs for the acquisition of Eastside Junction, Fairgrounds Crossing, Prattville Town Center, Regal Court, Shops at Hawk Ridge, Walgreens Plaza and Whispering Ridge are included in (B).

(G)	Additional offering proceeds of $238,370,040, net of additional offering costs of $22,645,154, are reflected as received as of September 30, 2014 based on offering proceeds actually received as of March 16, 2015.

(H)	No pro forma adjustments have been made for the additional payment of distributions resulting from the additional proceeds raised by the Company.

F-9

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss

For the nine months ended September 30, 2014

(Unaudited)

The following unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Loss is presented to give effect to the acquisitions and financings of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss as though they occurred on January 1, 2013. Pro forma adjustments have been made for the acquisition of seven properties in the Kite Portfolio II. Eastside Junction, Fairgrounds Crossing, Prattville Town Center, Regal Court, Shops at Hawk Ridge, Walgreens Plaza and Whispering Ridge were acquired on March 16, 2015.

This unaudited Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2014, nor does it purport to represent our future results of operations.

F-10

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss

For the nine months ended September 30, 2014

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma

Rental income	$9,082,090	$8,655,725	$17,737,815
Tenant recovery income	2,168,631	1,801,244	3,969,875
Other property income	36,290	43,226	79,516
Total income	11,287,011	10,500,195	21,787,206

Property operating expenses (D)	1,492,746	1,415,150	2,907,896
Real estate tax expense	1,232,164	1,044,542	2,276,706
General and administrative expenses	1,288,409	-	1,288,409
Acquisition related costs (F)	4,384,100	(15,000)	4,369,100
Business management fee	215,010	-	215,010
Depreciation and amortization (C)	4,857,970	5,174,090	10,032,060
Total expenses:	13,470,399	7,618,782	21,089,181
Operating income (loss)	(2,183,388)	2,881,413	698,025

Interest expense (E)	(1,679,342)	(1,249,184)	(2,928,526)
Interest income	40,013	-	40,013
Equity in earnings of unconsolidated entity	78,686	-	78,686
Net income (loss)	$(3,744,031)	$1,632,229	$(2,111,802)

Net loss per share, basic and diluted	$(0.24)		$(0.07)

Weighted average number of common shares outstanding, basic and diluted (G)	15,326,661		31,465,968

Comprehensive loss:
Net income (loss)	(3,744,031)	1,632,229	(2,111,802)
Unrealized loss on derivatives	(542,269)	-	(542,269)
Comprehensive income (loss)	$(4,286,300)	$1,632,229	$(2,654,071)

See accompanying notes to pro forma consolidated statement of operations and other comprehensive loss.

F-11

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss

For the nine months ended September 30, 2014

(Unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations and Other Comprehensive Loss for the nine months ended September 30, 2014 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	Total pro forma adjustments for acquisitions consummated through the date of this filing are as though the properties were acquired January 1, 2013. Pro forma adjustments have been made for the acquisition of Eastside Junction, Fairgrounds Crossing, Prattville Town Center, Regal Court, Shops at Hawk Ridge, Walgreens Plaza and Whispering Ridge by the Company. No pro forma adjustments have been made for prorations as the amounts are not significant.

Total income, property operating expenses and real estate taxes for the nine months September 30, 2014 is based on information provided by the seller of Eastside Junction, Fairgrounds Crossing, Prattville Town Center, Regal Court, Shops at Hawk Ridge, Walgreens Plaza and Whispering Ridge.

The pro forma adjustments for the nine months ended September 30, 2014 are composed of the following adjustments:

	Eastside Junction	Fairgrounds Crossing	Prattville Town Center	Regal Court
Rental income	$673,480	$1,625,385	$1,825,584	$2,478,693
Tenant recovery income	99,411	240,943	264,155	620,992
Other property income	31,362	3	-	11,210
Total income	804,253	1,866,331	2,089,739	3,110,895

Property operating expenses	119,732	242,047	264,119	409,421
Real estate taxes	44,304	104,213	116,179	468,587
Depreciation and amortization	417,180	940,865	1,076,339	1,459,338
Total expenses	581,216	1,287,125	1,456,637	2,337,346

Operating income	223,037	579,206	633,102	773,549

Interest expense	(200,996)	(436,964)	(445,145)	-

Net income	$22,041	$142,242	$187,957	$773,549

F-12

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss

For the nine months ended September 30, 2014

(Unaudited)

	Shops at Hawk Ridge	Walgreens Plaza	Whispering Ridge
Rental income	$756,281	$521,196	$775,106
Tenant recovery income	184,055	74,956	316,732
Other property income	651	-	-
Total income	940,987	596,152	1,091,838

Property operating expenses	115,361	90,210	174,260
Real estate taxes	128,285	22,202	160,772
Depreciation and amortization	452,378	400,209	427,781
Total expenses	696,024	512,621	762,813

Operating income	244,963	83,531	329,025

Interest expense	-	(166,079)	-

Net income (loss)	$244,963	$(82,548)	$329,025

(C)	Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. The portion of the purchase price allocated to in-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)	Management fees are calculated as 3.9% of gross revenues pursuant to the new management agreements and are also included in property operating expenses.

F-13

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Loss

For the nine months ended September 30, 2014

(Unaudited)

(E)	The pro forma adjustments relating to incremental interest expense for debt assumed, including amortization of mortgage premium, were based on the following debt terms:

Property	Principal Balance	Stated Interest Rate Per Annum	Maturity Date
Eastside Junction	$6,270,000	4.6000%	June 1, 2022
Fairgrounds Crossing	$13,453,000	5.2075%	October 6, 2021
Prattville Town Center	$15,930,000	5.4750%	May 1, 2021
Walgreens Plaza	$4,650,000	5.3040%	July 1, 2021

(F)	Adjustment for accrued acquisition related costs associated with Eastside Junction, Fairgrounds Crossing, Prattville Town Center, Regal Court, Shops at Hawk Ridge, Walgreens Plaza and Whispering Ridge are included in (B).

(G)	The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 2014 was calculated assuming all shares sold through September 30, 2014 were issued on January 1, 2013.

F-14

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2013

(Unaudited)

The following unaudited pro forma Consolidated Statement of Operations is presented to give effect to the acquisitions and financings of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2013. Pro forma adjustments have been made for the acquisition of seven properties in the Kite Portfolio II. Eastside Junction, Fairgrounds Crossing, Prattville Town Center, Regal Court, Shops at Hawk Ridge, Walgreens Plaza and Whispering Ridge were acquired on March 16, 2015.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2013, nor does it purport to represent our future results of operations.

F-15

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2013

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma

Rental income	$2,481,725	$11,488,097	$13,969,822
Tenant recovery income	343,267	2,597,750	2,941,017
Other property income	-	43,908	43,908
Total income	2,824,992	14,129,755	16,954,747

Property operating expenses (D)	177,994	2,104,457	2,282,451
Real estate tax expense	276,875	1,420,755	1,697,630
General and administrative expenses	2,267,129	-	2,267,129
Business management fee	226,280	-	226,280
Depreciation and amortization (C)	1,004,052	6,898,788	7,902,840
Total expenses:	3,952,330	10,424,000	14,376,330
Operating income (loss)	(1,127,338)	3,705,755	2,578,417

Interest expense (E)	(1,408,000)	(1,791,477)	(3,199,477)
Interest income	1,411	-	1,411
Equity in earnings of unconsolidated entity	7,126	-	7,126
Net income (loss)	$(2,526,801)	$1,914,278	$(612,523)

Net loss per common share, basic and diluted	$(1.18)		$(0.02)

Weighted average number of common shares outstanding, basic and diluted (F)	2,147,947		31,465,968

See accompanying notes to pro forma consolidated statement of operations.

F-16

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2013

(Unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on Form 10-K.

(B)	Total pro forma adjustments for acquisitions consummated through the date of this filing are as though the properties were acquired January 1, 2013. Pro forma adjustments have been made for the acquisition of Eastside Junction, Fairgrounds Crossing, Prattville Town Center, Regal Court, Shops at Hawk Ridge, Walgreens Plaza and Whispering Ridge.

Total income, property operating expenses and real estate taxes for the year ended December 31, 2013 is based on information provided by the sellers of Eastside Junction, Fairgrounds Crossing, Prattville Town Center, Regal Court, Shops at Hawk Ridge, Walgreens Plaza and Whispering Ridge.

The pro forma adjustments for the year ended December 31, 2013 are composed of the following adjustments:

	Eastside Junction	Fairgrounds Crossing	Prattville Town Center	Regal Court
Rental income	$904,023	$2,180,792	$2,413,282	$3,294,161
Tenant recovery income	151,516	314,338	417,815	937,986
Other property income	-	1,643	(6,713)	-
Total income	1,055,539	2,496,773	2,824,384	4,232,147

Property operating expenses	174,603	325,747	429,795	578,316
Real estate taxes	56,454	136,331	162,674	651,173
Depreciation and amortization	556,240	1,254,485	1,435,120	1,945,785
Total expenses	787,297	1,716,563	2,027,589	3,175,274

Operating income	268,242	780,210	796,795	1,056,873

Interest expense	(268,796)	(623,565)	(676,992)	-

Net income (loss)	$(554)	$156,645	$119,803	$1,056,873

F-17

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2013

(Unaudited)

	Shops at Hawk Ridge	Walgreens Plaza	Whispering Ridge
Rental income	$1,000,840	$679,120	$1,015,879
Tenant recovery income	246,807	110,466	418,822
Other property income	24,088	24,890	-
Total income	1,271,735	814,476	1,434,701

Property operating expenses	146,475	135,281	314,240
Real estate taxes	181,220	17,515	215,388
Depreciation and amortization	603,170	533,613	570,375
Total expenses	930,865	686,409	1,100,003

Operating income	340,870	128,067	334,698

Interest expense	-	(222,124)	-

Net income (loss)	$340,870	$(94,057)	$334,698

(C)	Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. The portion of the purchase price allocated to in-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)	Management fees are calculated as 3.9% of gross revenues pursuant to the new management agreements and are also included in property operating expenses.

(E)	The pro forma adjustments relating to incremental interest expense for assumed debt, including amortization of mortgage premium, were based on the following debt terms:

Property	Principal Balance	Stated Interest Rate Per Annum	Maturity Date
Eastside Junction	$6,270,000	4.6000%	June 1, 2022
Fairgrounds Crossing	$13,453,000	5.2075%	October 6, 2021
Prattville Town Center	$15,930,000	5.4750%	May 1, 2021
Walgreens Plaza	$4,650,000	5.3040%	July 1, 2021

(F)	The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2013 was calculated assuming all shares sold through September 30, 2014 were issued on January 1, 2013.

F-18

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	March 20, 2015	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated September 16, 2014, by and among Inland Real Estate Income Trust, Inc. and the subsidiaries of Kite Realty Group Trust party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K as filed by the Registrant with the Securities and Exchange Commission on September 19, 2014 (file number 000-55146)).

10.2	Assignment and Assumption of Leases and Security Deposits (Prattville Town Center), dated as of March 16, 2015, by and between KRG PRATTVILLE LEGENDS, LLC and IREIT PRATTVILLE LEGENDS, L.L.C.

10.3	Consent and Assumption Agreement with Release (Prattville Town Center), dated as of March 16, 2015, by and among KRG PRATTVILLE LEGENDS, LLC, KITE REALTY GROUP, L.P., KITE REALTY GROUP TRUST, IREIT PRATTVILLE LEGENDS, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.4	Joinder Agreement (Prattville Town Center), dated as of March 16, 2015, by INLAND REAL ESTATE INCOME TRUST, INC. in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.5	Environmental Indemnity Agreement (Prattville Town Center), dated as of March 16, 2015, by IREIT PRATTVILLE LEGENDS, L.L.C. and INLAND REAL ESTATE INCOME TRUST, INC. in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.6	Guaranty Agreement (Prattville Town Center) executed as of March 16, 2015, by INLAND REAL ESTATE INCOME TRUST, INC. for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.7	Assignment and Assumption of Leases and Security Deposits (Walgreens Plaza), dated as of March 16, 2015, by and between KRG JACKSONVILLE RICHLANDS, LLC and IREIT JACKSONVILLE RICHLANDS, L.L.C.

10.8	Consent and Assumption Agreement with Release (Walgreens Plaza), dated as of March 16, 2015, by and between KRG JACKSONVILLE RICHLANDS, LLC, KITE REALTY GROUP, L.P., KITE REALTY GROUP TRUST, IREIT JACKSONVILLE RICHLANDS, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.9	Guaranty Agreement (Walgreens Plaza) executed as of March 16, 2015, by INLAND REAL ESTATE INCOME TRUST, INC. for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASSTHROUGH CERTIFICATES, SERIES 2011-C5.

10.10	Environmental Indemnity Agreement (Walgreens Plaza), dated as of March 16, 2015, by IREIT JACKSONVILLE RICHLANDS, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2011-C5, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C5.

10.11	Assignment and Assumption of Leases and Security Deposits (Fairgrounds Crossing), dated as of March 16, 2015, by and between KRG HOT SPRINGS FAIRGROUNDS, LLC and IREIT HOT SPRINGS FAIRGROUNDS, L.L.C.

10.12	Assumption Agreement (Fairgrounds Crossing), dated as of March 16, 2015, by and between KRG HOT SPRINGS FAIRGROUNDS, LLC and IREIT HOT SPRINGS FAIRGROUNDS, L.L.C., KITE REALTY GROUP, L.P., INLAND REAL ESTATE INCOME TRUST, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASSTHROUGH CERTIFICATES, SERIES 2012-GC6.

10.13	Assignment and Assumption of Leases and Security Deposits (Hawk Ridge), dated as of March 16, 2015, by and between KRG LAKE ST. LOUIS HAWK RIDGE, LLC and IREIT LAKE ST. LOUIS HAWK RIDGE, L.L.C.

10.14	Assignment and Assumption of Leases and Security Deposits (Whispering Ridge), dated as of March 16, 2015, by and between KRG OMAHA WHISPERING RIDGE, LLC, and RE INCOME OMAHA WHISPERING RIDGE, L.L.C.

10.15	Assignment and Assumption of Leases and Security Deposits (Regal Court), dated as of March 16, 2015, by and between KRG SHREVEPORT REGAL COURT, LLC, and IREIT SHREVEPORT REGAL COURT, L.L.C.

10.16	Assignment and Assumption of Leases and Security Deposits (Eastside Junction), dated as of March 16, 2015, by and between KRG ATHENS EASTSIDE, LLC, and IREIT ATHENS EASTSIDE, L.L.C.

10.17	Guaranty of Recourse Obligations of Borrower (Eastside Junction), executed as of March 16, 2015, by INLAND REAL ESTATE INCOME TRUST, INC., in favor of PNC BANK, NATIONAL ASSOCIATION.

10.18	Environmental Indemnity Agreement (Eastside Junction), dated as of March 16, 2015, by IREIT ATHENS EASTSIDE, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC., in favor of PNC BANK, NATIONAL ASSOCIATION.

10.19	Consent and Assumption Agreement with Limited Release (Eastside Junction), dated as of March 16, 2015, by and among KRG ATHENS EASTSIDE, LLC, KITE REALTY GROUP, L.P., IREIT ATHENS EASTSIDE, L.L.C., INLAND REAL ESTATE INCOME TRUST, INC. and PNC BANK, NATIONAL ASSOCIATION.